FRANKLIN MANAGED TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.             DESCRIPTION                             PAGE NO. IN
                                                                SEQUENTIAL
                                                                NUMBERING SYSTEM

EX-99.B1(i)             Amended and Restated Agreement and      *
                        Declaration of Trust dated October
                        30, 1986
                                                                *
EX-99.B1(ii)            Certificate of Amendment of
                        Agreement and Declaration of Trust
                        dated June 28, 1988

EX-99.B1(iii)           Certificate of Amendment of             *
                        Agreement and Declaration of Trust
                        dated March 13, 1995

EX-99.B2(i)             By-Laws                                 *

EX-99.B5(i)             Management Agreement between            *
                        Franklin Rising Dividends Portfolio
                        and Franklin Advisers, Inc. dated
                        June 28, 1988

EX-99.B5(ii)            Management Agreement between            *
                        Franklin Investment Grade Income
                        Portfolio and Franklin Advisers,
                        Inc. dated June 28, 1988

EX-99.B5(iii)           Management Agreement between            *
                        Franklin Corporate Cash Portfolio
                        and Franklin Advisers, Inc. dated
                        June 28, 1988

EX-99.B6(i)             Form of amended and restated            *
                        distribution agreement between
                        Franklin/Templeton Distributors,
                        Inc. and Franklin Managed Trust

EX-99.B6(ii)            Forms of dealer agreements between      *
                        Franklin/Templeton Distributors,
                        Inc. and Dealers

EX-99.B8(i)             Custodian Agreement between             *
                        Registrant and Bank of America NT &
                        SA dated June 12, 1991

EX-99.B8(ii)            Amendment to Custodian Agreement        Attached
                        between Registrant and Bank of
                        America NT & SA dated April 12, 1995

EX-99.B8(iii)           Copy of Custodian Agreements between    *
                        Registrant and Citibank Delaware


EX-99.B10(i)            Opinion Letter                          Attached

EX-99.B11(i)            Consent of Independent Auditors         Attached

EX-99.B13(i)            Letter of Understanding dated April     *
                        12, 1995

EX-99.B14(i)            Copy of model retirement plan           *

EX-99.B15(i)            Amended and Restated Distribution       *
                        Plan between Franklin Rising
                        Dividends Fund and Franklin
                        Distributors, Inc. dated July 1, 1993

EX-99.B15(ii)           Amended and Restated Distribution       *
                        Plan between Franklin Investment
                        Grade Income Fund and Franklin
                        Distributors, Inc. dated July 1, 1993

EX-99.B15(iii)          Amended and Restated Distribution       *
                        Plan between Franklin Corporate
                        Qualified Dividend Fund and
                        Franklin/Templeton Distributors,
                        Inc. dated July 1, 1993

EX-99.B15(iv)           Class II Distribution Plan pursuant     Attached
                        to Rule 12b-1 dated March 30, 1995

EX-99.B16(i)            Schedule of computation of              *
                        performance quotation

EX-99.B17(i)            Power of Attorney dated March 13,       *
                        1995
EX-99.B17(ii)           Certificate of Secretary dated March    *
                        13, 1995

EX-99.B27(i)            Financial Data Schedule for Franklin    Attached
                        Corporate Qualified Dividends Fund

EX-99.B27(ii)           Financial Data Schedule for Franklin    Attached
                        Rising Dividends Fund Class I

EX-99.B27(iii)          Financial Data Schedule for Franklin    Attached
                        Rising Dividends Fund Class II


Ex-99.B27(iv)           Financial Data Schedule for Franklin    Attached
                        Investment Grade Income Fund


*Incorporated by Reference